UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

CALATLANTIC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, 32100 Arlington, Virginia 22209		22209
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 532-3806

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CalAtlantic Group, Inc. (the “Company”) is issuing $350,000,000 aggregate principal amount of its 5.000% Senior Notes due 2027 (the “Notes”).

The Notes will be issued under the indenture, dated as of April 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”), as supplemented by a Twenty-Eighth Supplemental Indenture, dated as of June 9, 2017, among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and the Trustee (the “Twenty-Eighth Supplemental Indenture”). The Notes will be senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior unsecured basis.

The Notes will bear interest at a rate of 5.000% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2017. The Notes will mature on June 15, 2027.

The Company may redeem any or all of the Notes at any time or from time to time. If the Company redeems the Notes prior to December 15, 2026, the redemption price will be equal to the greater of (a) 100% of the principal amount of the Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable treasury rate plus 50 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption. If the Company redeems the Notes on or after December 15, 2026, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption.

Upon a “change of control triggering event” (as defined in the Twenty-Eighth Supplemental Indenture), holders of the Notes will have the right to require the Company to repurchase some or all of their Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. A change of control triggering event occurs when both a change of control and a rating decline occur.

Pursuant to the terms of the Twenty-Eighth Supplemental Indenture, the Company and its restricted subsidiaries will be subject to, among other covenants, restrictions on the incurrence of secured indebtedness, entering into sale and leaseback transactions and investing in unrestricted subsidiaries.

The Trustee is the trustee under the indentures governing the Company’s other outstanding notes.

The foregoing description of the Notes and the Twenty-Eighth Supplemental Indenture is qualified in its entirety by reference to the full text of the Twenty-Eighth Supplemental Indenture (including the form of Notes), which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

The Notes were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-207309) (the “Registration Statement”) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission.

On June 6, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Guarantors and Citigroup Global Markets Inc., as representative of the underwriters listed therein (collectively, the “Underwriters”), relating to the sale by the Company of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Attached hereto as exhibits are agreements and other information relating to the offering of the Notes pursuant to the Registration Statement. The exhibits are expressly incorporated by reference into the Registration Statement.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 6, 2017, by and among the Company, the Guarantors and Citigroup Global Markets Inc., as representative of the Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

4.1	Twenty-Eighth Supplemental Indenture, dated as of June 9, 2017, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: June 9, 2017

CALATLANTIC GROUP, INC.

By:	/s/ JEFFREY J. MCCALL
	Name:	Jeffrey J. McCall
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 6, 2017, by and among the Company, the Guarantors and Citigroup Global Markets Inc., as representative of the Underwriters named in Schedule I thereto, relating to the offer and sale of the Notes.

4.1	Twenty-Eighth Supplemental Indenture, dated as of June 9, 2017, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).